Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

CENTRAL MAINE POWER COMPANY

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Sara J. Burns, President, and Curtis I. Call, Controller & Treasurer, of Central Maine Power Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Central Maine Power Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Maine Power Company.

Dated:  March 8, 2003

   /s/Sara J. Burns
        Sara J. Burns
         President

   /s/Curtis I. Call
        Curtis I. Call
         Vice President, Controller
         & Treasurer